UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[X] Soliciting Material Under §240.14a-12

The Phoenix Companies, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Phoenix/Nassau Transaction

Additional Q & As

October 30, 2015

General

When will the transaction close?

•	We expect to close the transaction in the first quarter of 2016.

What has to happen before you can close the transaction?

•	Phoenix and Nassau are working through a number of steps that must take place before the closing can occur, including:
o	adoption of the merger agreement by Phoenix’s shareholders,
o	approvals of the New York Department of Financial Services (NYDFS) and Connecticut Insurance Department (CID) and certain other regulatory approvals.

•	In addition, Phoenix is preparing to conduct an investor solicitation in the fourth quarter of 2015, seeking the consent of holders of its retail bonds (NYSE: PFX) to amend the bond indenture.

•	All the conditions to closing are summarized in the preliminary proxy statement (as supplemented by the previously filed merger agreement), and there are no additional conditions to closing the transaction at a price per share of $37.50.

•	More information is available in the preliminary proxy we filed on October 30, 2015, which is available on our website, www.phoenixwm.com

Does the company have any voting agreements with its institutional shareholders?

•	No.

Will the PLIC surplus notes remain outstanding?

•	Yes.

With regard to the PFX bonds, will the "private company financials" be available for the retail investors' financial advisors?

•	We will provide more information in the consent solicitation materials.

How and where will PFX trade after the transaction is closed?

•	We expect to deregister the bonds, after which time they will trade over the counter.

Will there be name changes for Phoenix and/or its subsidiaries?

•	We will continue to operate under the Phoenix name until closing. Branding following closing of the transaction has not been finalized.

Nassau recently announced another acquisition. Will this have an impact on the agreement with Phoenix?

•	No, this does not impact the agreement with Phoenix. Nassau’s strategy is centered on building an insurance and reinsurance platform, which it intends to develop over the long term via organic growth and acquisition.

Phoenix/Nassau Transaction

Additional Q & As

October 30, 2015

Employee-Specific

What are the interim operating procedures employees should be aware of?

•	In general, Phoenix is maintaining normal business operations during the period between contract signing and closing. However, some business decisions outside the ordinary course of business may require consent by Nassau. Employees should consult with their managers or Phoenix’s Law Department with any questions regarding these situations.

How will employees vote their shares in the 401(k) Phoenix Common Stock Fund?

•	Employees who invest in the Phoenix Common Stock Fund in the Phoenix 401(k) will receive a set of proxy materials in the mail. They may then instruct Fidelity how to vote their shares. Additional details regarding voting at the special meeting of shareholders is provided in the preliminary proxy statement.

When will you provide another update on the transition?

•	We expect to provide periodic updates on progress as we meet noteworthy milestones.

Phoenix/Nassau Transaction

Additional Q & As

October 30, 2015

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings L.P. In connection with this proposed acquisition, Phoenix may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix’s internet website at http://www.phoenixwm.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Participants in Solicitation

Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Phoenix in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which was filed with the SEC on August 10, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015, August 11, 2015, September 30, 2015, September 30, 2015 and October 30, 2015.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

The Phoenix Companies, Inc.

One American Row

PO Box 5056 Hartford, CT 06102-5056

Tel. 860-403-7100
www.phoenixwm.com

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be

Phoenix/Nassau Transaction

Additional Q & As

October 30, 2015

covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.